UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22525

Managed Portfolio Series
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI  53202
(Address of principal executive offices) (Zip code)

James R. Arnold, President
Managed Portfolio Series
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Ave, 4th Fl
Milwaukee, WI  53202
(Name and address of agent for service)

(414) 765-6802
Registrant's telephone number, including area code

Date of fiscal year end: May 31, 2015

Date of reporting period:  May 31, 2015

Item 1. Reports to Stockholders.

Reinhart Mid Cap Private Market Value Fund

Investor Class Shares – RPMMX
Advisor Class Shares – RPMVX

Annual Report

www.ReinhartFunds.com	May 31, 2015

Reinhart Mid Cap Private Market Value Fund (Unaudited)

July 2, 2015

Fellow Shareholders,

The Reinhart Mid Cap Private Market Value Fund – Advisor Class gained +7.03% for the 12-month period ending May 31, 2015.  This date also marks the three-year anniversary (inception date June 1, 2012) of the Fund which has generated an annualized return since inception of +17.34%.  Although investment performance has been positive, these returns fall below the Morningstar Mid-Cap Value category average.  Over the trailing 12-month period, the Fund lagged this peer group by -1.51%.  The Fund’s primary benchmark, the Russell Midcap® Value Index, returned +10.09% for the same 12-month period ending May 31, 2015.

	1 Year	3 Year	Since Inception(1)
Advisor Class	7.03%	17.34%	17.34%
Russell Mid Cap Value Index	10.09%	21.61%	21.61%
Morningstar Mid Cap Value Index	8.54%	19.69%	19.69%

Investor Class	6.72%	17.05%	17.05%
Russell Mid Cap Value Index	10.09%	21.61%	21.61%
Morningstar Mid Cap Value Index	8.54%	19.69%	19.69%

(1)	June 1, 2012

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.

Advisor Class Gross Expense Ratio – 1.76%

Investor Class Gross Expense Ratio – 2.01%

Given the conservative nature of the Private Market Value (“PMV”) philosophy, this result is not too surprising.  We believe a lower risk profile is prudent given extended equity valuations; the portfolio reflects this with a beta of 0.89 as calculated by Morningstar for the 3-year period ending May 31, 2015.  In addition, companies within the Fund generated an average return on invested capital (“ROIC”) of 10% versus the 7% category average (see Morningstar portfolio data1), another indicator of quality and franchise stability.  Our research process and private market value methodology suggest the investment opportunity set is somewhat limited, so we have erred on the side of caution.

The Fund continues to take profits and has already trimmed back 16 positions this calendar year.  We also completely sold four holdings, Exelis, Inc., PetSmart, Inc., Kroger Company and Vectren, Corp., which traded above our estimate of PMV.  This disciplined approach helps us manage the risk/reward equation for shareholders, and has created capital to redeploy in new investment opportunities.  Thus we continue researching neglected or misunderstood companies to find stocks which trade at 30% or greater discounts to PMV.  However, with 2015 representing the seventh year of a bull market, this quest for value has become more challenging and our standards for quality and level of selectivity remain high.
____________

1	Morningstar portfolio data can be obtained at www.morningstar.com

Reinhart Mid Cap Private Market Value Fund (Unaudited)

As for the Fund’s performance, there have been several positive and negative highlights during the past twelve months.  Strong contributions from the Technology sector, including Cognizant Technology Solutions Corporation and DST Systems, Inc., added approximately +2.3% of relative performance above the Russell Midcap Value Index for the year ended May 31, 2015.  Consumer stock selection contributed another +1.6% to relative performance.  The best individual stock in the Fund during this period was Exelis Inc., a defense company that added +1.1% to performance.  The stock was acquired by Harris Corporation in the first quarter of 2015 at a 35% premium to its prior day closing price.  We believe this transaction, which represents the Fund’s ninth buyout in three years, is another testament to the validity of private market value research.

On the negative side, the Fund’s underweight in the Health Care sector cost shareholders -1.5% on a relative basis, while our Energy sector overweight, including stocks such as Whiting Petroleum Corporation and Denbury Resources, Inc., impacted returns by -3.4%.  Although the global price of oil has rallied over +10% in 2015, many energy stocks still trade near three-year lows.  We remain committed to this sector and believe the companies we own in the portfolio are under-valued based on the net asset value of their long-term energy reserves.  The industry environment may improve as oil companies limit supply through spending cutbacks, and we expect to see consolidation via merger and acquisition activity going forward.

Although bottom-up stock selection was a positive factor for the twelve months ended May 31, 2015, the Fund’s focus on stocks which are out-of-the-limelight has yet to pay off in a meaningful way.  In an environment that is increasingly ETF-driven with passive strategies, investors are chasing market performance and capital flows have rewarded index-centric stocks.  But this perpetuating cycle has led to a divergence in valuations and created significant opportunities for managers who pursue active share.  Our research team is taking advantage of this potential mispricing in the market, and we believe the Fund’s holdings offer attractive relative value especially when compared to the Russell Midcap Value Index.

We are pleased to see most of our companies executing their business models to increase shareholder value.  Many of our holdings raised their financial outlook for 2015, some are monetizing non-core assets, while still others have restructured under-performing business units.  As a result, we believe these actions are improving Fund performance from the bottom-up in 2015.

Thank you again for your investment in the Reinhart Mid Cap Private Market Value Fund. Our research team will continue working diligently to identify attractive investment opportunities in the U.S. midcap universe, while seeking to minimize risk in a changing global economy.

Sincerely,

Brent Jesko, MBA
Senior Portfolio Manager, Reinhart Partners Inc.

Reinhart Mid Cap Private Market Value Fund

Must be preceded or accompanied by a prospectus.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk.  Principal loss is possible.  Investing in medium-sized companies involves greater risk than those associated with investing in large company stocks, such as business risk, significant stock price fluctuations and illiquidity.

Opinions expressed are those of the fund manager and are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Morningstar Mid-Cap Value category: a peer group of portfolios which focus on a mix of small-, mid-, and large-cap stocks. All look for U.S. stocks that are less expensive or growing more slowly than the market. The U.S. mid-cap range for market capitalization typically falls between $1 billion-$8 billion and represents 20% of the total capitalization of the U.S. equity market. Value is defined based on low valuations (low price ratios and high dividend yields) and slow growth (low growth rates for earnings, sales, book value, and cash flow).

Russell Midcap Value Index: an unmanaged index which measures the performance of mid-sized U.S. companies classified by Russell as ‘value’.

Return on Invested Capital: the amount of net income returned as a percentage of total capital. ROIC measures a corporation’s profitability by revealing how much profit a company generates with the money its shareholders and bondholders have invested.

Beta: a measure of the volatility, or systematic risk, of a portfolio in comparison to its peer group.

Active Share: measures the percentage of stock holdings in a manager’s portfolio that differ from the benchmark index.

An investment cannot be made directly to an index.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

© 2015 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; (3) does not constitute investment advice offered by Morningstar; and (4) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Quasar Distributors, LLC, Distributor.

Reinhart Mid Cap Private Market Value Fund

Value of $10,000 Investment (Unaudited)

The chart assumes an initial investment of $10,000. Performance reflects waivers of fee and operating expenses in effect. In the absence of such waivers, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed may be worth more or less than their original cost. Performance assumes the reinvestment of capital gains and income distributions. The performance does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Annualized Rates of Return as of May 31, 2015

	1-Year	Since Inception(1)
Investor Class	6.72%	17.05%
Advisor Class	7.03%	17.34%
Russell Midcap Value Index(2)	10.09%	21.61%

(1)	June 1, 2012.
(2)	The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.

Reinhart Mid Cap Private Market Value Fund

Expense Example (Unaudited)
May 31, 2015

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period
(December 1, 2014 – May 31, 2015).

ACTUAL EXPENSES

For each class, the first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

For each class, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs may have been higher.

			Expenses Paid
	Beginning Account	Ending Account	During Period(1)
	Value (12/1/2014)	Value (5/31/2015)	(12/1/2014 to 5/31/2015)
Investor Class Actual(2)	$1,000.00	$1,051.10	$6.90
Investor Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,018.20	$6.79
Advisor Class Actual(2)	$1,000.00	$1,052.70	$5.63
Advisor Class Hypothetical
(5% annual return before expenses)	$1,000.00	$1,019.45	$5.54

(1)
Expenses are equal to the Fund’s annualized expense ratio for most recent six-month period of 1.35% and 1.10% for the Investor Class and Advisor Class, respectively, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

(2)	Based on the actual returns for the six-month period ended May 31, 2015 of 5.11% and 5.27% for the Investor Class and Advisor Class, respectively.

Reinhart Mid Cap Private Market Value Fund

Allocation of Portfolio Net Assets (Unaudited)
May 31, 2015
(% of Net Assets)

Top Ten Equity Holdings (Unaudited)
May 31, 2015
(% of net assets)

BOK Financial	3.2%
Babcock & Wilcox	3.1%
Discovery Communications, Class A	2.9%
Fifth Third Bancorp	2.9%
Franklin Resources	2.8%
White Mountains Insurance Group	2.8%
Clean Harbors	2.7%
Valmont Industries	2.7%
Huntington Ingalls Industries	2.6%
Whiting Petroleum	2.5%

Reinhart Mid Cap Private Market Value Fund

Schedule of Investments
May 31, 2015

Description	Shares	Value

COMMON STOCKS – 93.1%

Consumer Discretionary – 8.4%
Dick’s Sporting Goods	44,930	$2,413,640
Discovery Communications, Class A*	93,000	3,156,420
Fossil Group*	22,930	1,628,259
Whirlpool	9,960	1,835,130
		9,033,449

Consumer Staples – 2.0%
Ingredion	26,300	2,155,811

Energy – 8.8%
Cameron International*	43,750	2,245,688
Denbury Resources	315,210	2,323,098
Range Resources	40,500	2,244,105
Whiting Petroleum*	82,460	2,720,355
		9,533,246

Financials# – 30.7%
American Financial Group	36,320	2,306,320
BOK Financial	53,310	3,448,091
Citizens Financial Group	99,000	2,657,160
Corrections Corporation of America – REIT	67,960	2,389,474
Eaton Vance	58,270	2,365,762
Fifth Third Bancorp	151,990	3,076,278
Franklin Resources	60,000	3,054,600
Investors Bancorp	218,754	2,627,235
Jones Lang LaSalle	8,900	1,541,747
Markel*	2,764	2,135,909
Plum Creek Timber – REIT	59,050	2,436,403
Ryman Hospitality Properties – REIT	38,550	2,124,490
White Mountains Insurance Group	4,572	2,968,325
		33,131,794

Health Care – 5.0%
HealthSouth	45,000	1,942,200
Hologic*	48,090	1,720,179
Universal Health Services, Class B	13,100	1,697,498
		5,359,877

Industrials – 17.5%
ADT	65,940	2,405,491
Babcock & Wilcox	99,900	3,325,671

See Notes to the Financial Statements

Reinhart Mid Cap Private Market Value Fund

Schedule of Investments – Continued
May 31, 2015

Description	Shares	Value

COMMON STOCKS – 93.1%

Industrials – 17.5% (Continued)
Clean Harbors*	52,280	$2,945,455
Expeditors International of Washington	52,900	2,424,936
Huntington Ingalls Industries	22,540	2,794,735
Orbital ATK	27,649	2,115,148
Valmont Industries	22,950	2,856,128
		18,867,564

Information Technology – 8.3%
Cognizant Technology Solutions, Class A*	31,750	2,054,860
DST Systems	20,315	2,405,296
F5 Networks*	19,500	2,450,955
Synopsys*	39,890	1,990,112
		8,901,223

Materials – 4.2%
AptarGroup	38,300	2,442,391
Ashland	16,600	2,114,840
		4,557,231

Utilities – 8.2%
AGL Resources	42,280	2,129,644
Entergy	30,040	2,297,159
PPL	77,030	2,673,711
Public Service Enterprise Group	42,180	1,798,133
		8,898,647
Total Common Stocks
(Cost $92,648,946)		100,438,842

SHORT-TERM INVESTMENT – 8.3%
Invesco Treasury Portfolio, Institutional Class 0.02%^
(Cost $9,015,237)	9,015,237	9,015,237
Total Investments – 101.4%
(Cost $101,664,183)		109,454,079
Other Assets and Liabilities, Net – (1.4)%		(1,556,608)
Total Net Assets – 100.0%		$107,897,471

*	Non-income producing security.
#	As of May 31, 2015, the Fund had a significant portion of its assets invested in this sector. See Note 8 in the Notes to the Financial Statements.
^	Variable rate security – The rate shown is the annualized seven-day effective yield as of May 31, 2015.
REIT – Real Estate Investment Trust

See Notes to the Financial Statements

Reinhart Mid Cap Private Market Value Fund

Statement of Assets and Liabilities
May 31, 2015

ASSETS:
Investments, at value
(Cost $101,664,183)	$109,454,079
Dividends & interest receivable	126,559
Receivable for capital shares sold	148,768
Prepaid expenses	14,444
Total assets	109,743,850

LIABILITIES:
Payable for investment securities purchased	1,631,612
Payable to investment adviser	74,907
Accrued distribution fees	14,521
Payable for fund administration & accounting fees	23,160
Payable for compliance fees	1,998
Payable for transfer agent fees & expenses	14,034
Payable for custody fees	2,050
Payable for capital shares redeemed	56,105
Payable for trustee fees	619
Accrued other fees	27,373
Total liabilities	1,846,379

NET ASSETS	$107,897,471

NET ASSETS CONSIST OF:
Paid-in capital	$96,945,727
Accumulated undistributed net investment income	77,908
Accumulated undistributed net realized gain on investments	3,083,940
Net unrealized appreciation on investments	7,789,896
Net Assets	$107,897,471

	Investor Class	Advisor Class
Net Assets	$21,445,537	$86,451,934
Shares issued and outstanding(1)	1,463,511	5,883,444
Net asset value, redemption price and
offering price per share	$14.65	$14.69

(1)	Unlimited shares authorized without par value.

See Notes to the Financial Statements

Reinhart Mid Cap Private Market Value Fund

Statement of Operations
For the Year Ended May 31, 2015

INVESTMENT INCOME:
Dividend income	$1,380,959
Interest income	1,037
Total investment income	1,381,996

EXPENSES:
Investment adviser fees (See Note 4)	891,155
Fund administration & accounting fees (See Note 4)	125,661
Transfer agent fees (See Note 4)	79,024
Distribution fees – Investor Class (See Note 5)	45,195
Federal & state registration fees	38,301
Audit fees	16,487
Compliance fees (See Note 4)	11,991
Custody fees (See Note 4)	11,351
Legal fees	11,303
Trustee fees (See Note 4)	10,372
Postage & printing fees	8,107
Other	7,693
Total expenses before reimbursement/waiver	1,256,640
Less: reimbursement/waiver from investment adviser (See Note 4)	(231,042)
Net expenses	1,025,598

NET INVESTMENT INCOME	356,398

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments	4,916,122
Net change in unrealized appreciation on investments	1,856,794
Net realized and unrealized gain on investments	6,772,916

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$7,129,314

See Notes to the Financial Statements

Reinhart Mid Cap Private Market Value Fund

Statements of Changes in Net Assets

	Year Ended	Year Ended
	May 31, 2015	May 31, 2014
OPERATIONS:
Net investment income	$356,398	$261,803
Net realized gain on investments	4,916,122	2,565,084
Net change in unrealized appreciation on investments	1,856,794	3,269,132
Net increase in net assets resulting from operations	7,129,314	6,096,019

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from shares sold	7,164,376	5,597,522
Proceeds from reinvestment of distributions	713,547	473,280
Payments for shares redeemed	(1,946,905)	(2,446,666)
Increase in net assets from Investor Class transactions	5,931,018	3,624,136
Advisor Class:
Proceeds from shares sold	56,030,226	29,531,971
Proceeds from reinvestment of distributions	3,035,719	1,054,092
Payments for shares redeemed	(22,661,978)	(1,257,525)
Increase in net assets from Advisor Class transactions	36,403,967	29,328,538
Net increase in net assets resulting form capital share transactions	42,334,985	32,952,674

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income:
Investor Class	(43,300)	(42,046)
Advisor Class	(328,486)	(140,222)
From net realized gains:
Investor Class	(683,163)	(437,139)
Advisor Class	(2,784,410)	(940,168)
Total distributions to shareholders	(3,839,359)	(1,559,575)

TOTAL INCREASE IN NET ASSETS	45,624,940	37,489,118

NET ASSETS:
Beginning of year	62,272,531	24,783,413
End of year, including accumulated undistributed
net investment income of $77,908 and $93,296, respectively	$107,897,471	$62,272,531

See Notes to the Financial Statements

Reinhart Mid Cap Private Market Value Fund

Financial Highlights

For a Fund share outstanding throughout the year.

	Year Ended	Year Ended	Year Ended
	May 31, 2015	May 31, 2014	May 31, 2013
Investor Class

PER SHARE DATA:

Net asset value, beginning of year	$14.33	$12.76	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.02	0.06	0.08
Net realized and unrealized gain on investments	0.92	2.11	2.73
Total from investment operations	0.94	2.17	2.81

LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)	(0.05)	(0.05)
Net realized gains	(0.58)	(0.55)	—
Total distributions	(0.62)	(0.60)	(0.05)

Net asset value, end of year	$14.65	$14.33	$12.76

TOTAL RETURN	6.72%	17.29%	28.13%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in millions)	$21.4	$15.0	$10.1

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	1.61%	2.01%	3.16%
After expense reimbursement/waiver	1.35%	1.35%	1.35%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement/waiver	(0.06)%	(0.12)%	(0.86)%
After expense reimbursement/waiver	0.20%	0.54%	0.95%

Portfolio turnover rate	55%	41%	45%

See Notes to the Financial Statements

Reinhart Mid Cap Private Market Value Fund

Financial Highlights

For a Fund share outstanding throughout the year.

	Year Ended	Year Ended	Year Ended
	May 31, 2015	May 31, 2014	May 31, 2013
Advisor Class

PER SHARE DATA:

Net asset value, beginning of year	$14.36	$12.78	$10.00

INVESTMENT OPERATIONS:
Net investment income	0.06	0.07	0.09
Net realized and unrealized gain on investments	0.92	2.14	2.74
Total from investment operations	0.98	2.21	2.83

LESS DISTRIBUTIONS FROM:
Net investment income	(0.07)	(0.08)	(0.05)
Net realized gains	(0.58)	(0.55)	—
Total distributions	(0.65)	(0.63)	(0.05)

Net asset value, end of year	$14.69	$14.36	$12.78

TOTAL RETURN	7.03%	17.58%	28.39%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (in millions)	$86.5	$47.3	$14.7

Ratio of expenses to average net assets:
Before expense reimbursement/waiver	1.36%	1.76%	2.91%
After expense reimbursement/waiver	1.10%	1.10%	1.10%

Ratio of net investment income (loss) to average net assets:
Before expense reimbursement/waiver	0.19%	0.13%	(0.61)%
After expense reimbursement/waiver	0.45%	0.79%	1.20%

Portfolio turnover rate	55%	41%	45%

See Notes to the Financial Statements

Reinhart Mid Cap Private Market Value Fund

Notes to the Financial Statements
May 31, 2015

1.	ORGANIZATION

Managed Portfolio Series (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated January 27, 2011. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Reinhart Mid Cap Private Market Value Fund (the “Fund”) is a diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Fund commenced operations on June 1, 2012. The Fund currently offers two classes of shares, the Investor Class and the Advisor Class. Investor Class shares are subject to a 0.25% distribution fee. Each class of shares has identical rights and privileges except with respect to the distribution fees and voting rights on matters affecting a single share class. The Fund may issue an unlimited number of shares of beneficial interest, with no par value.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – The Fund complies with the requirements of subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and distributes substantially all net taxable investment income and net realized gains to shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income tax provision is required. As of and during the year ended May 31, 2015, the Fund did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority. As of and during the year ended May 31, 2015, the Fund did not have liabilities for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. As of and during the year ended May 31, 2015, the Fund did not incur any interest or penalties. The Fund is subject to examination by U.S. taxing authorities for the tax periods since the commencement of operations.

Security Transactions and Investment Income – The Fund follows industry practice and records security transactions on the trade date. Realized gains and losses on sales of securities are calculated on the basis of identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities.

The Fund distributes all net investment income, if any, and net realized capital gains, if any, annually. Distributions to shareholders are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, GAAP requires that they be reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of the Fund. There were no such reclassifications for the year ended May 31, 2015.

Reinhart Mid Cap Private Market Value Fund

Notes to the Financial Statements – Continued
May 31, 2015

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Allocation of Income, Expenses and Gains/Losses – Income, expenses (other than those deemed attributable to a specific share class), and gains and losses of the Fund are allocated daily to each class of shares based upon the ratio of net assets represented by each class as a percentage of the net assets of the Fund. Expenses deemed directly attributable to a class of shares are recorded by the specific class. Most Fund expenses are allocated by class based on relative net assets. 12b-1 fees are expensed at 0.25% of average daily net assets of Investor Class shares. Expenses associated with a specific fund in the Trust are charged to that fund. Common Trust expenses are typically allocated evenly between the funds of the Trust, or by other equitable means.

3.	SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis. The Fund’s investments are carried at fair value.

Equity Securities – Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and ask prices. Securities traded primarily in the Nasdaq Global Market System for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and ask prices. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean between bid and ask prices is used, these securities are categorized in Level 2 of the fair value hierarchy.

Reinhart Mid Cap Private Market Value Fund

Notes to the Financial Statements – Continued
May 31, 2015

Investment Companies – Investments in other mutual funds, including money market funds, are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees. These procedures consider many factors, including the type of security, size of holding, trading volume and news events. There can be no assurance that the Fund could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines their net asset values per share.  The Board of Trustees has established a Valuation Committee to administer, implement, and oversee the fair valuation process, and to make fair value decisions when necessary.  The Board of Trustees regularly reviews reports that describe any fair value determinations and methods.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s securities as of May 31, 2015:

	Level 1	Level 2	Level 3	Total
Common Stocks	$100,438,842	$—	$—	$100,438,842
Short-Term Investment	9,015,237	—	—	9,015,237
Total Investments in Securities	$109,454,079	$—	$—	$109,454,079

Transfers between levels are recognized at the end of the reporting period. During the year ended May 31, 2015, the Fund recognized no transfers between levels. The Fund did not invest in any Level 3 investments during the period. Refer to the Schedule of Investments for further information on the classification of investments.

4.	INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has an agreement with the Reinhart Partners, Inc. (the “Adviser”) to furnish investment advisory services to the Fund. Pursuant to an Investment Advisory Agreement between the Trust and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to 1.00% of the Fund’s average daily net assets.

The Fund’s Adviser has contractually agreed to waive a portion or all of its management fees and/or reimburse the Fund for its expenses to ensure that total annual operating expenses (excluding acquired fund fees and expenses, leverage, interest, taxes, brokerage commissions and extraordinary expenses) for the Fund do not exceed 1.35% and 1.10% of average daily net assets of the Fund’s Investor Class shares and Advisor Class shares, respectively, subject to possible recoupment from the Fund within three years after the fees have been waived or reimbursed. Expenses waived and/or reimbursed by the Adviser may be recouped by the Adviser if such recoupment can be achieved without exceeding the expense limit in effect at the time the waiver and/or reimbursements occurred. The Operating Expense Limitation Agreement will be in effect through at least September 30, 2016.  Prior to September 30, 2016, this Operating Expense Limitation Agreement cannot be terminated.  During the year ended May 31, 2015, the Adviser did not recoup any of the previously waived fees.  Waived and/or reimbursed fees and expenses subject to potential recovery by year of expiration are as follows:

Expiration	Amount
5/31/2016	$215,138
5/31/2017	$242,674
5/31/2018	$231,042

Reinhart Mid Cap Private Market Value Fund

Notes to the Financial Statements – Continued
May 31, 2015

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Administrator”) acts as the Fund’s Administrator, Transfer Agent, and Fund Accountant. U.S. Bank, N.A. (the “Custodian”) serves as the custodian to the Fund. The Custodian is an affiliate of the Administrator. The Administrator performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian; coordinates the payment of the Fund’s expenses and reviews the Fund’s expense accruals. The officers of the Trust and the Chief Compliance Officer are employees of the Administrator.  A Trustee of the Trust is an officer of the Administrator. As compensation for its services, the Administrator is entitled to a monthly fee at an annual rate based upon the average daily net assets of the Fund, subject to annual minimums.  Fees paid by the Fund for administration and accounting, transfer agency, custody and chief compliance officer services for the year ended May 31, 2015, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

5.	DISTRIBUTION FEES

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”) in the Investor Class only. The Plan permits the Fund to pay for distribution and related expenses at an annual rate of 0.25% of the average daily net assets of the Investor Class. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent reimbursement for distribution and service activities.  For the year ended May 31, 2015, the Investor Class incurred expenses of $45,195 pursuant to the Plan.

6.	CAPITAL SHARE TRANSACTIONS

Transactions in shares of the Fund were as follows:

	Year Ended	Year Ended
	May 31, 2015	May 31, 2014

Investor Class:
Shares sold	500,013	412,423
Shares issued to holders in reinvestment of dividends	51,225	34,672
Shares redeemed	(135,999)	(190,561)
Net increase in Investor Class shares	415,239	256,534
Advisor Class:
Shares sold	3,952,845	2,155,290
Shares issued to holders in reinvestment of dividends	217,618	77,110
Shares redeemed	(1,576,349)	(91,738)
Net increase in Advisor Class shares	2,594,114	2,140,662
Net increase in shares outstanding	3,009,353	2,397,196

Reinhart Mid Cap Private Market Value Fund

Notes to the Financial Statements – Continued
May 31, 2015

7.	INVESTMENT TRANSACTIONS

The aggregate purchases and sales, excluding short-term investments, by the Fund for the year ended May 31, 2015, were as follows:

	Purchases	Sales
U.S. Government	$—	$—
Other	$80,955,644	$45,627,748

The aggregate gross unrealized appreciation and depreciation of securities held by the Funds and the total cost of securities for federal income tax purposes at May 31, 2015, were as follows:

Aggregate	Aggregate		Federal
Gross	Gross	Net	Income
Appreciation	Depreciation	Appreciation	Tax Cost
$11,267,899	$(3,545,901)	$7,721,998	$101,732,081

The difference between book-basis and tax basis unrealized appreciation is attributable primarily to the differences in tax treatment of wash sales.

At May 31, 2015, components of accumulated earnings (deficit) on a tax-basis were as follows:

Undistributed	Undistributed	Other		Total
Ordinary	Long-Term	Accumulated	Unrealized	Accumulated
Income	Capital Gains	Losses	Appreciation	Earnings
$829,349	$2,400,397	$—	$7,721,998	$10,951,744

As of May 31, 2015, the Fund did not have any capital loss carryovers.  A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year.  Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31.  For the taxable year ended May 31, 2015, the Fund does not plan to defer any late year losses.

The tax character of distributions paid during the year ended May 31, 2015 were as follows:

Ordinary Income*	Long Term Capital Gains	Total
$1,371,289	$2,468,070	$3,839,359

The tax character of distributions paid during the year ended May 31, 2014 were as follows:

Ordinary Income*	Long Term Capital Gains	Total
$1,383,160	$176,415	$1,559,575

*	For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income.

8.	SECTOR RISK

As of May 31, 2015, the Fund had a significant portion of its assets invested in the financial services sector.  The financial services sector may be more greatly impacted by the performance of the overall economy, interest rates, competition, and consumer confidence and spending.

Reinhart Mid Cap Private Market Value Fund

Notes to the Financial Statements – Continued
May 31, 2015

9.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of May 31, 2015, First Clearing, LLC, for the benefit of their customers, owned 27.54% of the outstanding shares of the Fund.

Reinhart Mid Cap Private Market Value Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders of Reinhart Mid Cap Private Market Value Fund and
Board of Trustees of Managed Portfolio Series

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Reinhart Mid Cap Private Market Value Fund (the “Fund”), a series of Managed Portfolio Series, as of May 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of May 31, 2015, by correspondence with the custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Reinhart Mid Cap Private Market Value Fund as of May 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio
July 29, 2015

Reinhart Mid Cap Private Market Value Fund

Approval of Investment Advisory Agreement (Unaudited)

At the regular meeting of the Board of Trustees of Managed Portfolio Series (“Trust”) on February 17-18, 2015, the Trust’s Board of Trustees (“Board”), including all of the Trustees present in person who are not “interested persons” of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“Independent Trustees”), considered and approved the continuation of the Investment Advisory Agreement between the Trust and Reinhart Partners, Inc. (“Reinhart”) regarding the Reinhart Mid Cap Private Market Value Fund (the “Fund”) (the “Investment Advisory Agreement”) for another annual term.

Prior to the meeting and at a meeting held on January 8, 2015, the Trustees received and considered information from Reinhart and the Trust’s administrator designed to provide the Trustees with the information necessary to evaluate the continuance of the Investment Advisory Agreement (“Support Materials”).  Before voting to approve the continuance of the Investment Advisory Agreement, the Trustees reviewed the Support Materials with Trust management and with counsel to the Independent Trustees, and received a memorandum from such counsel discussing the legal standards for the Trustees’ consideration of the renewal of the Investment Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In determining whether to continue the Investment Advisory Agreement, the Trustees considered all factors they believed relevant, including the following: (1) the nature, extent, and quality of the services provided by Reinhart with respect to the Fund; (2) the cost of the services provided and the profits realized by Reinhart from services rendered to the Trust with respect to the Fund; (3) comparative fee and expense data for the Fund and other investment companies with similar investment objectives; (4) the extent to which economies of scale may be realized as the Fund grows, and whether the advisory fee for the Fund reflects such economies of scale for the Fund’s benefit; and (5) other financial benefits to Reinhart resulting from services rendered to the Fund.  In their deliberations, the Trustees did not identify any particular information that was all-important or controlling.

Based upon the information provided to the Board throughout the course of the year, including an in-person presentation by representatives of Reinhart, and the Support Materials, the Board concluded that the overall arrangements between the Trust and Reinhart set forth in the Investment Advisory Agreement continue to be fair and reasonable in light of the services Reinhart performs, the investment advisory fees that the Fund pays, and such other matters as the Trustees considered relevant in the exercise of their reasonable business judgment.  The material factors and conclusions that formed the basis of the Trustees’ determination to approve the continuation of the Investment Advisory Agreement are summarized below.

Nature, Extent and Quality of Services Provided.  The Trustees considered the scope of services that Reinhart provides under the Investment Advisory Agreement, noting that such services include but are not limited to the following: (1) investing the Fund’s assets consistent with the Fund’s investment objective and investment policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) voting all proxies with respect to the Fund’s portfolio securities; (4) maintaining the required books and records for transactions that Reinhart effects on behalf of the Fund; and (5) selecting broker-dealers to execute orders on behalf of the Fund.  The Trustees considered Reinhart’s capitalization and its $5.4 billion of assets under management.  The Trustees further considered the investment philosophy and experience of the portfolio managers, and noted the lead portfolio manager’s twenty years of experience managing assets using investment philosophies similar to that employed for the Fund. The Trustees also noted the Fund’s performance compared to its benchmarks and to the performance of the composite of accounts that Reinhart manages utilizing similar investment strategies to that of the Fund. The Trustees considered that the Fund’s performance was consis-

Reinhart Mid Cap Private Market Value Fund

Approval of Investment Advisory Agreement (Unaudited) – Continued

tent with the performance of its composite over all relevant time periods. The Trustees also considered that the Fund underperformed its benchmark since the Fund’s May 31, 2012 inception, but noted that the Fund had achieved positive returns over the course of its limited operations through December 31, 2014 and exceeded its benchmark during certain quarters. The Trustees further noted that it is difficult to make meaningful comparisons with short-term results.  The Trustees concluded that they are satisfied with the nature, extent and quality of services that Reinhart provides to the Fund under the Investment Advisory Agreement.

Cost of Advisory Services and Profitability.  The Trustees considered the annual management fee that the Fund pays to Reinhart under the Investment Advisory Agreement, as well as Reinhart’s profitability from services that it rendered to the Fund during the 12 month period ended June 30, 2014.  In that regard, the Trustees noted that Reinhart subsidizes the costs of all shareholder (other than transfer agency fees) and distribution services rendered to the Fund which exceed the projected Rule 12b-1 fees payable by the Fund.  The Trustees further considered that the management fees Reinhart charges to separately managed accounts with asset levels similar to that of the Fund are lower than the advisory fee for the Fund. They also noted, however, that Reinhart has additional responsibilities with respect to the Fund, including additional compliance obligations and the preparation of Board and shareholder materials that justify the higher fee. The Trustees also noted that Reinhart has contractually agreed to reduce its management fees and, if necessary, reimburse the Fund for its operating expenses, as specified in the Fund’s prospectus.  The Trustees concluded that Reinhart’s service relationship with the Fund has not been profitable.

Comparative Fee and Expense Data.  The Trustees considered a comparative analysis of contractual expenses borne by the Fund and those of funds in the same Morningstar benchmark category.  The Trustees noted that the Fund’s management fee was significantly higher than the average and median management fees reported for the benchmark category. They also considered that the total expenses of the Fund’s Advisor Class shares (after waivers and expense reimbursements) were equal to the average and lower than the median total expenses reported for the benchmark category. Regarding the Fund’s Investor Class shares, the Trustees noted that the total expenses (after waivers and expense reimbursements) were higher than the average and median total expenses reported for the benchmark category.  They also noted, however, that the average net assets of the funds comprising the benchmark category were significantly higher than the assets of the Fund.  While recognizing that it is difficult to compare advisory fees because the scope of advisory services provided may vary from one investment adviser to another, the Trustees concluded that Reinhart’s advisory fee continues to be reasonable.

Economies of Scale.  The Trustees considered whether the Fund may benefit from any economies of scale, noting that the investment advisory fee for the Fund does not contain breakpoints.  The Trustees noted that at current asset levels, it was not necessary to consider the implementation of fee breakpoints at the present time, but agreed to revisit the issue in the future as circumstances change and asset levels increase.  The Trustees also took into account the fact that Reinhart expressed reservations about the implementation of breakpoints because of potential capacity constraints associated with its strategy of investing in mid cap stocks.

Other Benefits.  The Trustees considered the extent to which Reinhart utilizes soft dollar arrangements with respect to portfolio transactions, and noted that Reinhart does not utilize any affiliated brokers to execute the Fund’s portfolio transactions.  While the Trustees noted that Rule 12b-1 fees may be paid to Reinhart as compensation for shareholder and distribution services performed on behalf of the Fund, the Trustees also observed that the distribution expenses that Reinhart incurred continue to exceed any Rule 12b-1 payments from the Fund.  The Trustees concluded that Reinhart will not receive any additional financial benefits from services rendered to the Fund.

Reinhart Mid Cap Private Market Value Fund

Additional Information (Unaudited)
May 31, 2015

TRUSTEES AND OFFICERS

Other
			Number of		Directorships
		Term of	Portfolios		Held by
	Position(s)	Office and	in Trust		Trustee
Name, Address	Held with	Length of	Overseen	Principal Occupation(s)	During the
and Age	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Independent Trustees

Roel C. Campos, Esq.	Trustee	Indefinite	26	Partner, Locke Lord LLP (a law firm)	Director, WellCare
615 E. Michigan St.		Term;		(2011-present); Partner, Cooley LLP	Health Plans, Inc.
Milwaukee, WI 53202		Since		(a law firm) (2007-2011);	(2013-Present);
Age: 66		April 2011		Commissioner, U.S. Securities and	Director, Regional
				Exchange Commission (2002-2007).	Management Corp.
(2012-Present)

David A. Massart	Trustee	Indefinite	26	Co-Founder and Chief Investment	Independent
615 E. Michigan St.	and	Term;		Strategist, Next Generation Wealth	Trustee ETF
Milwaukee, WI 53202	Valuation	Since		Management, Inc. (2005-present).	Series Solutions
Age: 47	Committee	April 2011			(8 Portfolios)
	Chairman				(2012-Present)

Leonard M. Rush, CPA	Trustee	Indefinite	26	Chief Financial Officer, Robert W.	Independent
615 E. Michigan St.	and	Term;		Baird & Co. Incorporated, (2000-2011).	Trustee ETF
Milwaukee, WI 53202	Audit	Since			Series Solutions
Age: 69	Committee	April 2011			(8 Portfolios)
	Chairman				(2012-Present);
Director, Anchor
Bancorp
Wisconsin, Inc.
(2011-2013)

David M. Swanson	Trustee	Indefinite	26	Founder and Managing Principal,	Independent
615 E. Michigan St.		Term;		SwanDog Strategic Marketing, LLC	Trustee, ALPS
Milwaukee, WI 53202		Since		(2006-present); Executive Vice	Variable
Age: 58		April 2011		President, Calamos Investments	Investment Trust
				(2004-2006).	(9 Portfolios)
(2006-Present)

Interested Trustee

Robert J. Kern*	Chairman	Indefinite	26	Executive Vice President,	None
615 E. Michigan St.	and Trustee	Term;		U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202		Since		(1994-present).
Age: 56		January 2011

Reinhart Mid Cap Private Market Value Fund

Additional Information (Unaudited) – Continued
May 31, 2015

Other
			Number of		Directorships
		Term of	Portfolios		Held by
	Position(s)	Office and	in Trust		Trustee
Name, Address	Held with	Length of	Overseen	Principal Occupation(s)	During the
and Age	the Trust	Time Served	by Trustee	During the Past Five Years	Past Five Years

Officers

James R. Arnold	President	Indefinite	N/A	Senior Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	and	Term;		Fund Services, LLC (2002-present).
Milwaukee, WI	Principal	Since
53202	Executive	January 2011
Age: 57	Officer

Deborah Ward	Vice	Indefinite	N/A	Senior Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	President,	Term;		Fund Services, LLC (2004-present).
Milwaukee, WI 53202	Chief	Since
Age: 48	Compliance	April 2013
Officer and
Anti-Money
Laundering
Officer

Brian R. Wiedmeyer	Treasurer	Indefinite	N/A	Vice President, U.S. Bancorp Fund	N/A
615 E. Michigan St.	and	Term;		Services, LLC (2005-present).
Milwaukee, WI 53202	Principal	Since
Age: 42	Financial	January 2011
Officer

Angela L. Pingel, Esq.	Secretary	Indefinite	N/A	Vice President and Counsel,	N/A
615 E. Michigan St.		Term;		U.S. Bancorp Fund Services, LLC
Milwaukee, WI 53202		Since		(2011-present); Vice President and
Age: 44		January 2011		Securities Counsel, Marshall & Ilsley
Trust Company N.A. (2007-2010).

Ryan L. Roell	Assistant	Indefinite	N/A	Assistant Vice President, U.S. Bancorp	N/A
615 E. Michigan St.	Treasurer	Term;		Fund Services, LLC (2005-present)
Milwaukee, WI 53202		Since
Age: 42		September 2012

*	Mr. Kern is an “interested person” of the Trust as defined by the 1940 Act by virtue of the fact that he is an interested person of Quasar Distributors, LLC, the Fund’s principal underwriter.

Reinhart Mid Cap Private Market Value Fund

Additional Information (Unaudited) – Continued
May 31, 2015

AVAILABILITY OF FUND PORTFOLIO INFORMATION

The Fund files complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room call 1-800-SEC-0330. In addition, the Fund’s Form N-Q is available without charge upon request by calling 1-855-774-3863.

AVAILABILITY OF PROXY VOTING INFORMATION

A description of the Fund’s Proxy Voting Policies and Procedures is available without charge, upon request, by calling 1-855-774-3863. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, is available (1) without charge, upon request, by calling 1-855-774-3863, or (2) on the SEC’s website at www.sec.gov.

QUALIFIED DIVIDEND INCOME/DIVIDENDS RECEIVED DEDUCTION

For the fiscal year ended May 31, 2015, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was 58.57% for the Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended May 31, 2015, was 56.15% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 72.89%.

Reinhart Mid Cap Private Market Value Fund

Privacy Notice

The Fund collects only relevant information about you that the law allows or requires it to have in order to conduct its business and properly service you. The Fund collects financial and personal information about you (“Personal Information”) directly (e.g., information on account applications and other forms, such as your name, address, and social security number, and information provided to access account information or conduct account transactions online, such as password, account number, e-mail address, and alternate telephone number), and indirectly (e.g., information about your transactions with us, such as transaction amounts, account balance and account holdings).

The Fund does not disclose any non-public personal information about its shareholders or former shareholders other than for everyday business purposes such as to process a transaction, service an account, respond to court orders and legal investigations or as otherwise permitted by law. Third parties that may receive this information include companies that provide transfer agency, technology and administrative services to the Fund, as well as the Fund’s investment adviser who is an affiliate of the Fund. If you maintain a retirement/educational custodial account directly with the Fund, we may also disclose your Personal Information to the custodian for that account for shareholder servicing purposes. The Fund limits access to your Personal Information provided to unaffiliated third parties to information necessary to carry out their assigned responsibilities to the Fund. All shareholder records will be disposed  of in accordance with applicable law. The Fund maintains physical, electronic and procedural safeguards to protect your Personal Information and requires its third party service providers with access to such information to treat your Personal Information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, credit union, bank or trust company, the privacy policy of your financial intermediary governs how your non-public personal information is shared with unaffiliated third parties.

(This Page Intentionally Left Blank.)

INVESTMENT ADVISER
Reinhart Partners, Inc.
1500 W. Market Street, Suite 100
Mequon, WI 53092

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North River Center Drive
Milwaukee, WI 53212

ADMINISTRATOR, FUND ACCOUNTANT
AND TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 E. Michigan Street
Milwaukee, WI 53202

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Cohen Fund Audit Services, Ltd.
1350 Euclid Avenue, Suite 800
Cleveland, OH 44115

LEGAL COUNSEL
Bernstein, Shur, Sawyer & Nelson, P.A.
100 Middle Street
Portland, ME 04104

This report should be accompanied or preceded by a prospectus.

The Fund’s Statement of Additional Information contains additional information about the
Fund’s trustees and is available without charge upon request by calling 1-855-774-3863.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this period.

The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics that applies to the registrant’s principal executive officer and principal financial officer is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Leonard M. Rush is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning; including reviewing the Fund’s tax returns and distribution calculations.  There were no “other services” provided by the principal accountant.  For the fiscal years ended May 31, 2015 and May 31, 2014, the Fund’s principal accountant was Cohen Fund Audit Services. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 5/31/2015	FYE 5/31/2014
Audit Fees	$14,000	$13,000
Audit-Related Fees	$0	$0
Tax Fees	$2,500	$2,500
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services applicable to non-audit services pursuant to waiver of pre-approval requirement was as follows:

	FYE 5/31/2015	FYE 5/31/2014
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 5/31/2015	FYE 5/31/2014
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. 1) Filed herewith

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                Managed Portfolio Series

By (Signature and Title)*        /s/James R. Arnold
James R. Arnold, President

Date     August 5, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*        /s/James R. Arnold
James R. Arnold, President

Date     August 5, 2015

By (Signature and Title)*        /s/Brian R. Wiedmeyer
Brian R. Wiedmeyer, Treasurer

Date     August 5, 2015

* Print the name and title of each signing officer under his or her signature.